Exhibit 10.49

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) IS OF THE TYPE THAT THE REGISTRANT TREATS AS CONFIDENTIAL, THE DISCLOSURE OF WHICH WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY.

OMNIBUS AMENDMENT

This Omnibus Amendment, dated as of January 7, 2025 (this “Amendment”), is by and among (i) Allurion Technologies, Inc., a Delaware corporation (together with its successors and permitted assigns, “Parent”), (ii) Allurion Technologies, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “OpCo”), (iii) Allurion Australia Pty Ltd, an Australian proprietary limited company (together with its successors and permitted assigns, “Allurion Australia”), (iv) Allurion France, a société par actions simplifiée incorporated under the laws of France (“Allurion France”), (v) RTW Master Fund, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (together with its successors and permitted assigns, “RTW Master Fund”), as a Purchaser (as defined below) and an Investor (as defined below), (vi) RTW Innovation Master Fund, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (together with its successors and permitted assigns, “RTW Innovation Master Fund”), as a Purchaser and an Investor, (vii) RTW Biotech Opportunities Operating Ltd., an investment company limited by shares incorporated under the laws of Guernsey (together with its successors and permitted assigns, “RTW Biotech”), as a Purchaser and an Investor, and (viii) RTW Investments, LP, as agent for the Purchasers (in such capacity, together with its successors and permitted assigns, the “Principal Purchaser”). Each of the parties to this Amendment is referred to as a “Party” and collectively as the “Parties”. Capitalized terms used and not defined herein have the respective meanings given to such terms in the Existing Documents (as defined below), as the context may require.

RECITALS

WHEREAS, OpCo, RTW Master Fund (as an indirect transferee of the investors initially party to the RIFA 1 (as defined below)), and RTW Innovation Master Fund, Ltd. (as an indirect transferee of the investors initially party to the RIFA 1) (RTW Innovation Master Fund, together with RTW Master Fund, the “RIFA 1 Investor”), are party to the Revenue Interest Financing Agreement, dated as of February 9, 2023 (as modified as of April 27, 2023, July 28, 2023, August 1, 2023, April 14, 2024 and October 15, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “RIFA 1”), pursuant to which, among other things, OpCo secured an investment from the RIFA 1 Investor in an aggregate amount of $40,000,000;

WHEREAS, Parent, the purchasers from time to time party thereto (the “Purchasers”), the Principal Purchaser, and Acquiom Agency Services LLC, as collateral agent for the Purchasers and the Principal Purchaser (in such capacity, together with its successors and permitted assigns, the “NPA Agent”), are party to the Note Purchase Agreement, dated as of April 14, 2024 (as amended as of April 16, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), pursuant to which, among other things, Parent issued convertible senior secured notes in an aggregate original principal amount of $48,000,000 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Notes”);

WHEREAS, OpCo, RTW Master Fund, RTW Innovation Master Fund and RTW Biotech (RTW Biotech, together with RTW Master Fund and RTW Innovation Master Fund, the “RIFA 2 Investor”; the RIFA 2 Investor, together with the RIFA 1 Investor, the “Investor”), are party to the Revenue Interest Financing Agreement, dated as of October 30, 2024 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “RIFA 2”; the RIFA 2, together with the RIFA 1, the “RIFA”; the RIFA, together with the Note Purchase Agreement, the “Existing Documents”), pursuant to which, among other things, the RIFA 2 Investor purchased a synthetic royalty interest in an aggregate original amount of $7,499,980;

WHEREAS, the NPA Agent, the Principal Purchaser and RTW Investments, LP, as agent for the Investor under the RIFA (as defined below) (in such capacity, together with its successors and permitted assigns, the “RIFA Agent”) are party to, and Parent, OpCo and Allurion Australia acknowledged and agreed to, the Equal Priority Intercreditor Agreement, dated as of April 16, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”); and

WHEREAS, OpCo, Parent, Allurion France and Allurion Australia (collectively, the “Allurion Parties”) have requested that the other Parties hereto enter into this Amendment to provide relief under certain financial covenants in connection with the Note Purchase Agreement, the RIFA 1 and the RIFA 2.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereby agree to be legally bound as follows:

AMENDMENT

Section 1. Amendments. Subject to the occurrence of the Amendment Effective Date (as defined below):

1.1. Each of Section 1.1 of the Note Purchase Agreement and Section 1.1 of each of the RIFA 1 and the RIFA 2 is hereby amended by inserting the following new definitions in their respective alphabetically correct places:

“”Amendment” means the Omnibus Amendment, dated as of January 7, 2025, among Allurion Technologies, Inc., (ii) Allurion Technologies, LLC, (iii) Allurion Australia Pty Ltd, (iv) Allurion France, (v) RTW Master Fund, Ltd., as a purchaser and an investor, (vi) RTW Innovation Master Fund, Ltd., as a purchaser and an investor, (vii) RTW Biotech Opportunities Operating Ltd., as a purchaser and an investor, and (viii) RTW Investments, LP, as agent for the purchasers.

“Amendment Effective Date” means the “Amendment Effective Date” as defined in the Amendment.”

1.2. Section 6.23 of each of the RIFA 1 and the RIFA 2 is hereby amended to delete the text shown as stricken below (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the text shown as double-underlined below (indicated textually in the same manner as the following example: double-underlined text):

“Section 6.23 Board Governance. Company will ensure that (a) the Investor shall have the right to designate one director (the “Designated Director 1”) to the Board of Directors of the Parent, which director shall initially be Nick Lewin, (b) as of the Amendment Effective Date, the Investor shall have the right to designate a second director (the “Designated Director 2” and, collectively with Designated Director 1 the “Designated Directors” and each, a “Designated Director”) to the Board of Directors of the Parent, which additional director shall initially be Jason Richey, and (~~b~~c) the Designated Directors shall have the right to be a member of any and all committees of the Board of Directors of the Parent. Upon the removal or resignation of any~~the initial~~ Designated Director, Company will ensure that the Investor shall have the right to designate a replacement director until such time as all Obligations have been paid by the Company. Notwithstanding anything to the contrary herein, the right of the Investor shall not be assignable under any circumstances to any Person other than RTW or its Affiliates.”

1.3. Clause (b) of Section 7.8 of the Note Purchase Agreement is hereby amended to delete the text shown as stricken below (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the text shown as double-underlined below (indicated textually in the same manner as the following example: double-underlined text):

“(b) The Company will ensure that (a) RTW shall have the right to designate one director (the “Designated Director 1”) to the Board of Directors of the Company, which director shall initially be Nick Lewin, (b) as of the Amendment Effective Date, RTW shall have the right to designate a second director (the “Designated Director 2” and, collectively with Designated Director 1, the “Designated Directors” and each, a “Designated Director”) to the Board of Directors of the Company, which additional director shall initially be Jason Richey, and (c) the Designated Directors shall have the right to be a member of any and all committees of the Board of Directors of the Company. Upon the removal or resignation of any Designated Director, Company will ensure that RTW shall have the right to designate a replacement director until such time as the Notes have been repaid in full or fully converted. Notwithstanding anything to the contrary herein, the right of RTW shall not be assignable under any circumstances to any Person other than RTW or its Affiliates~~shall include an additional director nominee in the Company’s proxy statement for the election of the Class I directors at the 2024 Annual Meeting of Stockholders, with the recommendation of the Company’s Board of Directors to vote in favor of such additional nominee as well as the “RTW Designated Director” (as defined in that certain Investor Rights and Lock-Up Agreement entered into as of August 1, 2023, by and among the Company and the investors party thereto). Such additional nominee shall go through the Company’s director nomination process led by its Nominating and Corporate Governance Committee. RTW shall have the right to approve such additional nominee, with such approval not to be unreasonably withheld~~.”

1.4. Clauses (a) and (b) of Section 7.22 (Financial Covenants) of the Note Purchase Agreement is hereby amended to delete the text shown as stricken below (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the text shown as double-underlined below (indicated textually in the same manner as the following example: double-underlined text):

“(a) As of the last day of each fiscal quarter set forth below, t~~T~~he Company or Allurion Opco shall at all times maintain a minimum aggregate balance ~~of twelve million and five hundred thousand dollars ($12,500,000)~~ in unrestricted (other than Liens of the Collateral Agent and any bankers’ Liens) cash and cash equivalents in one or more Controlled Accounts maintained with one or more commercial banks or similar deposit-taking institutions in the U.S~~.; provided that until the date which is forty-five (45) days after the Closing Date (or such longer period as the Collateral Agent (acting at the direction of the Principal Purchaser) may agree), such balance may be held in an account in the name of the Company or Allurion Opco which is not a Controlled Account and maintained with one or more commercial banks or similar deposit-taking institution in the U.S~~. in the amount corresponding to such fiscal quarter set forth below:

Fiscal Quarter Ending	Minimum Aggregate Balance

September 30, 2025	As calculated per the formula in Exhibit A of the Amendment

December 31, 2025	As calculated per the formula in Exhibit A of the Amendment

March 31, 2026 and thereafter

The minimum aggregate balance

corresponding to such fiscal quarter which is

provided by the Principal Purchaser in writing

to the Company on or before February 15 of

the fiscal year containing such fiscal quarter,

taking into consideration the aggregate

balance for such fiscal quarter in the most

recent applicable Yearly Forecast

(b) As of the last day of each fiscal quarter set forth below, the Company and its Subsidiaries shall have received consolidated Revenue for the period of twelve (12) consecutive months ending on the last day of such fiscal quarter, determined on the basis of the financial statements in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, covering the relevant period, in an aggregate amount not less than the corresponding amount set forth opposite such fiscal quarter:

Fiscal Quarter Ending	TTM Revenue

September 30, 2025	~~$55,745~~$25,861,000

December 31, 2025	~~$58,500~~$28,800,000

March 31, 2026 and thereafter

~~$60,779~~The amount of consolidated Revenue corresponding to such fiscal quarter which is provided by the Principal Purchaser in writing to the Company on or before February 15 of the fiscal year containing such fiscal quarter,

taking into consideration the consolidated Revenue for such fiscal quarter in the most recent applicable Yearly Forecast

~~June 30, 2026~~	~~$63,220~~

~~September 30, 2026~~	~~$65,740~~

~~December 31, 2026~~	~~$67,275~~

~~March 31, 2027~~	~~$69,091~~

~~June 30, 2027~~	~~$71,665~~

~~September 30, 2027~~	~~$74,339~~

~~December 31, 2027~~	~~$77,366~~

~~March 31, 2028~~	~~$79,455~~

~~June 30, 2028~~	~~$82,414~~

~~September 30, 2028~~	~~$85,490~~

~~December 31, 2028~~	~~$88,971~~

~~March 31, 2029~~	~~$91,373~~

~~June 30, 2029~~	~~$94,777~~

~~September 30, 2029~~	~~$98,313~~

~~December 31, 2029~~	~~$102,317~~

~~March 31, 2030~~	~~$105,079~~

~~June 30, 2030~~	~~$108,993~~

~~September 30, 2030~~	~~$113,060~~

~~December 31, 2030~~	~~$117,664~~

~~March 31, 2031~~	~~$120,841~~”

1.5.	Section 7.9 (Reporting) of the Note Purchase Agreement is hereby amended to add the following at the end thereof:

“(d) The Company will furnish to the Principal Purchaser a [***] forecast, plan and budget for the upcoming [***] year’s planned revenue, costs and cash flow (as prepared by the chief executive officer, the chief financial officer and the senior team of the Company), as approved by the Board of Directors of the Company during each fiscal year of the Company, within [***] of such approval (the “Yearly Forecast”), comprised of the following line items and major expenses for the Company and its Subsidiaries: [***]; provided that, the Company will use its best efforts to allow the Principal Purchaser to be involved and attend any key or senior-level meetings or discussions and receive copies of any written correspondence or material communications, in each case, in relation to preparing each Yearly Forecast.

(e) No later than [***] after the end of each quarter, the Company will use its best efforts to furnish to the Principal Purchaser a quarterly report (“Quarterly Report”), comprised of the following line items: [***].

(f) No later than [***] after the end of each month, the Company will use its best efforts to furnish to the Principal Purchaser a monthly report (“Monthly Report”), comprised of the following line items: [***].

(g) On [***] of every week (or to the extent [***] is not a Business Day, [***]), the Company will use it best efforts to furnish to the Principal Purchaser a weekly report for the prior week (“Weekly Report”), comprised of the following line items: [***].

(h) Each of the Yearly Forecast, Monthly Report and Weekly Report shall be certified by either the chief executive officer, the chief financial officer, treasurer, or controller of the Company as being prepared in good faith and accurately presenting the information set forth therein.

(i) Every week, the Company will use its best efforts to have a call with the Principal Purchaser to discuss performance for the prior week (“Weekly Coordination Meeting”), comprised of discussions regarding: [***]

1.6. Article VI (Affirmative Covenants) of each of the RIFA 1 and the RIFA 2 is hereby amended to add the following at the end thereof:

“Section 6.27. Reporting.

(a) Parent will furnish to the Investor a [***] forecast, plan and budget for the upcoming [***] planned revenue, costs and cash flow (as prepared by the chief executive officer, the chief financial officer and the senior team of Parent) as approved by the Board of Directors of Parent during each fiscal year of Parent, within [***] of such approval (the “Yearly Forecast”), comprised of the following line items and major expenses for Parent and its Subsidiaries: [***] provided that, Parent will use its best efforts to allow the Investor to be involved and attend any key or senior-level meetings or discussions and receive copies of any written correspondence or material communications, in each case, in relation to preparing each Yearly Forecast.

(b) No later than [***] after the end of each quarter, Parent will use its best efforts to furnish to the Investor a quarterly report (“Quarterly Report”), comprised of the following line items: [***]

(c) No later than [***] after the end of each month, Parent will use its best efforts to furnish to the Investor a monthly report (“Monthly Report”), comprised of the following line items: [***]

(d) On [***] of every week (or to the extent [***] is not a Business Day, [***]), Parent will use its best efforts to furnish to the Investor a weekly report for the prior week (“Weekly Report”), comprised of the following line items: [***]

(e) Each of the Yearly Forecast, Monthly Report and Weekly Report shall be certified by either the chief executive officer, the chief financial officer, treasurer, or controller of Parent as being prepared in good faith and accurately presenting the information set forth therein.

(f) Every week, Parent will use its best efforts to have a call with the Investor to discuss performance for the prior week (“Weekly Coordination Meeting”), comprised of discussions regarding: [***].”

1.7. Article 7 (Covenants) of the Note Purchase Agreement is hereby amended to add the following new Sections 7.25 and 7.26 at the end thereof:

“7.25 Equity Financing. By no later than February 15, 2025, the Company shall have raised at least $12,000,000 (or such other amount as agreed to by the Investor in writing) in aggregate net proceeds from the offering and sale of Additional Shares.

7.26 Operational Covenants.

(a) Allurion France shall have successfully regained Marketing Authorization from the Agence Nationale de Sécurité du Médicament et des Produits de Santé to resume the Commercialization (as defined in the RIFA) of the Product in France (“France Marketing Approval”) on or prior to December 31, 2025.

(b) Allurion OpCo shall have received Marketing Authorization from the FDA for the Commercialization (as defined in the RIFA) of the Product in the United States (“U.S. Marketing Approval”) no later than June 30, 2026.”

1.8. Article VII (Negative Covenants) of each of the RIFA 1 and the RIFA 2 is hereby amended to add the following new Sections 7.9 and 7.10 at the end thereof:

“Section 7.9 Equity Financing. By no later than February 15, 2025, Parent shall have raised at least $12,000,000 (or such other amount as agreed to by the Principal Purchaser in writing) in aggregate net proceeds from the offering and sale of Additional Shares (as defined in the Note Purchase Agreement).

Section 7.10 Operational Covenants.

(a) Allurion France shall have successfully regained Marketing Authorization from the Agence Nationale de Sécurité du Médicament et des Produits de Santé to resume the Commercialization of the Product in France (“France Marketing Approval”) on or prior to December 31, 2025.

(b) The Company shall have received Marketing Authorization from the FDA for the Commercialization of the Product in the United States (“U.S. Marketing Approval”) no later than June 30, 2026.”

1.9. Each of Section 7.7(a) (Commercialization of the Products) of the Note Purchase Agreement and Section 6.8 (Commercialization of the Products) of each of the RIFA 1 and the RIFA 2 is hereby amended to delete the text shown as stricken below (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the text shown as double-underlined below (indicated textually in the same manner as the following example: double-underlined text):

“(a) The Company and its Subsidiaries shall ~~use Commercially Reasonable and Diligent Efforts to~~ prepare, execute, deliver and file any and all agreements, documents or instruments that are necessary or desirable to secure and maintain Marketing Authorization in each of the Key Countries (other than the [***]) for the Products. The Company shall not withdraw or abandon, or fail to take any action necessary to prevent the withdrawal or abandonment of, Marketing Authorization in each of the Key Countries for the Products. The Company shall ~~use Commercially Reasonable and Diligent Efforts~~, itself or through one or more Affiliates or Permitted Licensees, ~~to~~ Commercialize the Products in each of the Key Countries in which it has a Marketing Authorization in accordance with the Product Plan.”

Section 2. Conditions to Effectiveness. Section 1 hereof shall become effective on the first date on which each of the following conditions precedent are satisfied (or waived by each of the Principal Purchaser, the Purchasers and the Investor) (such date, the “Amendment Effective Date”):

2.1. The Principal Purchaser, the Purchasers and the Investor shall have received all of the following, each duly executed and, except as otherwise noted below, dated as of the Amendment Effective Date, in form and substance reasonably satisfactory to each of the Principal Purchaser, the Purchasers and the Investor (unless otherwise specified or, in the case of the date of any of the following, unless such Party otherwise agrees or directs in its sole discretion):

(a) the Investor and the Purchasers shall receive a fixed number of shares of Common Stock representing in the aggregate 5% of the fully-diluted shares outstanding (without regard to any beneficial ownership blockers and excluding the shares issuable upon conversion of the Notes) immediately after the closing of the offering and sale of Additional Shares (the “Offering”) by no later than February 15, 2025 in connection with which Parent shall have raised at least $12,000,000 (or such other lesser amount as agreed to by the Principal Purchaser, the Purchasers and the Investor in writing) in aggregate net proceeds (the “Amendment Fee”), which shares representing the Amendment Fee shall be issued in such allocation as the Investor and Purchasers provide to Parent in writing; provided that, in the event the Company cannot issue shares of Common Stock to the

Purchasers and Investors due to Applicable Law or the rules and regulations of the NYSE, the Company shall instead issue an equivalent (as-converted) number of shares of Series A-1 Non-Voting Preferred Stock and the Company shall include a proposal in a definitive proxy statement on Schedule 14A seeking stockholder approval no later than December 31, 2025 to allow the conversion of Series A-1 Non-Voting Preferred Stock into Common Stock; provided further that, each share of Series A-1 Non-Voting Preferred Stock outstanding on December 31, 2026 (the “Redemption Date”) shall, except to the extent prohibited by Delaware law governing distributions to stockholders (including the Delaware General Corporation Law), be redeemed by Parent for cash in an amount equal to the as-converted value of the underlying common stock;

(b) at least one executed counterpart of this Amendment from each Party dated as of the date hereof; and

(c) such other documents, instruments, reports, statements and information as may be reasonably requested by the Principal Purchaser, the Purchasers and/or the Investor.

2.2. There shall not have been issued and be in effect any Judgment of any Governmental Authority enjoining, preventing or restricting the consummation of the transactions contemplated by the Existing Documents, as modified by this Amendment.

2.3. Other than the Anticipated Events of Default, no Default or Event of Default shall have occurred and be continuing prior to or immediately after giving effect to the effectiveness of this Amendment.

2.4. The representations and warranties of each of the Allurion Parties set forth in the Debt Documents and in Section 3 of this Amendment are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date.

Section 3. Representations and Warranties. OpCo, Parent, Allurion France and Allurion Australia hereby represents and warrants to the Principal Purchaser, the Investor and the Purchasers as of the Amendment Effective Date as follows:

3.1. Organization. Such Person (a) is duly incorporated or organized, validly existing and (to the extent the concept is applicable in the relevant jurisdiction) in good standing under the laws of its jurisdiction of incorporation or organization, (b) is qualified to do business and, to the extent such concept is recognized in such jurisdictions as are applicable, is in good standing, in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect and (c) has all requisite corporate or other power and authority, and has all Governmental Approvals necessary to, to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted.

3.2. No Conflicts.

(a) None of the execution and delivery by OpCo, the Parent, Allurion France and/or Allurion Australia of this Amendment, the performance by such Person of its obligations contemplated under the Existing Documents, as modified by this Amendment, the other Transaction Documents, the other Note Documents or the consummation of the transactions contemplated hereby or thereby will: (i) result in a violation of the Charter Documents of such Person or require the approval of such Person’s shareholders (or equivalent equity owner), (ii) violate, conflict with or result in the breach of the terms, conditions or provisions of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any Material Contract, (iii) result in a violation of or require any shareholder (or equivalent equity owner) or other approval under any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal or state securities laws, and any rules, regulations, instruments, notices, blanket orders and policies published and/or promulgated thereunder or any regulations of any self-regulatory organizations to which such Person or its securities are subject, as such may be amended from time to time) applicable to such Person or by which any property or asset of such Person is bound or affected, (iv) result in a violation of or require shareholder (or equivalent equity owner) approval under any rule or regulation of the New York Stock Exchange that has not been so obtained, or (v) result in the creation of any encumbrance upon any of such Person’s assets (other than Permitted Liens), except under clauses (ii), (iii) and (v) any violation, breach, default or encumbrance as would not result in a Material Adverse Effect.

(b) Each of OpCo, Parent and Allurion Australia has not granted, nor does there exist, any Lien on the Transaction Documents, the Note Documents or the Collateral, other than Permitted Liens.

3.3. Equity Financing. On or before July 15, 2024, Parent raised at least $15,000,000 in aggregate gross cash proceeds (not including the surrender of indebtedness as offering proceeds) from the offering and sale of Additional Shares.

3.4. Authorization. Each of the Allurion Parties has all requisite corporate or other organizational powers and authority for the due authorization, execution and delivery by such Person of this Amendment, the performance of its obligations under the Existing Documents to which it is a party, as modified by this Amendment, and the other Transaction Documents and the other Note Documents and the consummation of the transactions contemplated hereby and thereby. The execution and delivery by each of the Allurion Parties party hereto of this Amendment, the performance by each of the Allurion Parties party hereto of the Existing Documents to which it is a party, as modified by this Amendment, and the other Transaction Documents and the other Note Documents and the consummation by each Allurion Party of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors (or equivalent governing body) and no further consent or authorization of such Allurion Party, its Board of Directors (or equivalent governing body) or its shareholders (or equivalent equity owner) is required. This Amendment has been duly executed and delivered by each Allurion Party party hereto, and each of the Existing Documents, as modified by this Amendment, and each of the other Transaction Documents and the other Note Documents constitutes or will constitute a legal, valid and binding obligation of such Allurion Party party hereto enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

Section 4. Effect of Amendment. Except as specifically amended or waived by this Amendment, the provisions of each of the Existing Documents shall remain unchanged and in full force and effect in accordance with their terms following the effectiveness of this Amendment. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Principal Purchaser, the Purchasers or the Investor, nor constitute a waiver or a novation of any provision or any of the obligations of any Allurion Party under the Existing Documents, as modified by this Amendment, any other Transaction Document, any other Note Document or any other documents, instruments or agreements executed and/or delivered under or in connection therewith. Each reference in each of the Existing Documents to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to such Existing Document, as amended or waived hereby. All references to the Existing Documents in any other Transaction Document, any other Note Document or any other document, instrument or agreement executed and/or delivered in connection with the Existing Documents shall be deemed to include this Amendment. This Amendment is a Note Document and a Transaction Document for the purposes of the provisions of the other Note Documents and Transaction Documents.

Section 5. Consent, Acknowledgement and Reaffirmation. Each of the Allurion Parties hereby: (i) acknowledges and consents to this Amendment and the terms and provisions hereof; (ii) reaffirms the covenants and agreements contained in each of the Existing Documents, the Intercreditor Agreement, the other Transaction Documents (as defined in the RIFA 1 and/or the RIFA 2) and the other Note Documents (as defined in the Note Purchase Agreement) (collectively, the “Debt Documents”) to which such Allurion Party is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated hereby; (iii) reaffirms that each Lien created and granted in or pursuant to any Debt Document in favor of the RIFA Agent for the benefit of the RIFA Agent and the Investor and of the NPA Agent for the benefit of the NPA Agent, the Purchasers and the Principal Purchaser, in each case, is valid and subsisting, and acknowledges and agrees that this Amendment shall in no manner impair or otherwise adversely affect such Lien; and (iv) confirms that each Debt Document to which such Allurion Party is a party is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects, except that upon the effectiveness of this Amendment, all references in such Debt Document to the “Note Purchase Agreement”, “RIFA” “thereunder”, “thereof”, or words of like import shall mean the Existing Documents and the other Debt Documents, as the case may be, as in effect and as modified and/or waived by this Amendment. Each Guarantor acknowledges and consents to all the terms and conditions of this Amendment and agrees that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Debt Documents.

Section 6. Non-Enforcement Covenant. In reliance upon and subject to (i) the accuracy of the representations and warranties set forth herein and (ii) the continued compliance in all respects with the terms of this Amendment and each of the Existing Documents (other than the Anticipated Events of Default), each of the Principal Purchaser, the Purchasers and the Investor hereby covenants that it will not take any action to enforce the Anticipated Events of Default (such waiver, the “Non-Enforcement Covenant”); provided that the Non-Enforcement Covenant shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a consent to or waiver of any other provision of the RIFA 1, the RIFA 2, the Note Purchase Agreement, any other Transaction Document or any other Note Document or as a consent to or waiver of any breach, Default or Event of Default under the RIFA 1, the RIFA 2 or the Note Purchase Agreement, any other Transaction Document or any other Note Document, in each case, other than the Anticipated Events of Default, (b) affect the right of the Principal Purchaser, the Purchasers, the RIFA Agent, the Investor or the NPA Agent to demand compliance by each of the Allurion Parties with all other terms and conditions of the RIFA 1, the RIFA 2, the Note Purchase Agreement, the other Transaction Documents and the other Note Documents, (c) be deemed a consent to or waiver of any transaction or future action on the part of any Allurion Party requiring the consent or approval of the Principal Purchaser, the Purchasers, the RIFA Agent, the Investor or the NPA Agent under the RIFA 1, the RIFA 2, the Note Purchase Agreement, any other Transaction Document or any other Note Document, or (d) be deemed or construed to be a consent, waiver or release of, or a limitation upon, the exercise by the Principal Purchaser, the Purchasers, the RIFA Agent, the Investor or the NPA Agent of any rights or remedies under the RIFA 1, the RIFA 2, the Note Purchase Agreement, any other Transaction Document or any other Note Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved. As used in this Section 6, “Anticipated Events of Default” means, collectively: (a) an Event of Default under Section 8.1(d) of the Note Purchase Agreement as a result of (i) Parent’s withdrawal of Marketing Authorization in France, a Key Country, for the Products pursuant to Section 7.7(a) of the Note Purchase Agreement in connection with the suspension of sales of the Gastric Balloon in France by the Agence Nationale de Sécurité du Médicament, the French regulatory authority, on August 6, 2024 (such withdrawal, the “French Marketing Authorization Withdrawal”) and/or (ii) the failure by Parent, or Parent to cause its Subsidiaries to, obtain and maintain all required licenses reasonably necessary in connection with the conduct of Parent’s and its Subsidiaries’ respective businesses pursuant to Section 7.18 of the Note Purchase Agreement and the French Marketing Authorization Withdrawal; and (b) an Event of Default under Section 11.1 and clause (e)(ii) of the definition of “Event of Default” in the RIFA 1 and/or the RIFA 2 as a result of the occurrence of the Event of Default in immediately preceding clause (a)(i) and/or immediately preceding clause (a)(ii). Each Allurion Party represents and warrants as of the date hereof that they are not aware of any Default or Event of Default other than the Anticipated Events of Default.

Section 7. Waiver and Release. For and in consideration of the agreements contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, each Allurion Party on its own behalf, and on behalf of its predecessors, Subsidiaries, successors, and assigns (collectively referred to in this Section 6 as the “Releasor”) does hereby jointly and severally fully RELEASE, and IRREVOCABLY WAIVE and FOREVER DISCHARGE (collectively, “Release”) each of (x) the Principal Purchaser, the Purchasers, the RIFA Agent, the Investor and the NPA Agent (collectively, the “Counterparties”) and (y) with respect to each Counterparty, its predecessors, subsidiaries, affiliates and agents and its past and present officers, directors, trustees, shareholders, employees, financial and legal advisors, and other professionals, and the predecessors, heirs, successors and assigns of each of them (each of the foregoing, a “Related Party” and, together with the Counterparties, the “Released Parties”), from and with respect to any and all Claims (as defined below).

As used in this Section 6, the term “Claims” shall mean and include any and all, and all manner of, action and actions, cause and causes of action, suits, disputes, controversies, claims, debts, sums of money, offset rights, defenses to payment, agreements, promises, notes, bonds, bills, covenants, losses, damages, judgments, executions and demands of whatever nature, known or unknown, whether in contract, in tort or otherwise, at law or in equity, for money damages or dues, recovery of property, or specific performance, or any other redress or recompense which have accrued, may have been had, or may be now possessed by or on behalf of the Releasor against any one or more of the Released Parties for, upon, by reason of, on account of, or arising from or out of, or related to any Debt Document and/or the transactions contemplated thereby, and any acts or omissions of any Released Parties related to any Debt Document and/or transactions contemplated thereby, from the beginning of time to the day prior to the date of the execution of this Amendment, and shall include, but not be limited to, any and all Claims in connection with, as a result of, by reason of, or in any way related to or arising from, in each case prior to the date of this Amendment, the existence of any relationships or communications by and between or among the Releasor and one or more Released Parties with respect to any Debt Document and all agreements, documents and instruments related thereto, as presently constituted or as the same may have from time to time been amended. Notwithstanding anything in this Section 6, no Release is made herein (x) of any Claim arising on or after the date of this Amendment, including ongoing compliance with the terms of any Debt Document and all agreements, documents and instruments related thereto, or (y) of any Claim arising out of the gross negligence, bad faith, or fraud of a Counterparty (including, for the avoidance of doubt, any Released Party).

The Releasor hereby represents and warrants as of the date hereof to the Released Parties that:

(a)	it has the full right, power, and authority to execute and deliver this Amendment containing this Section 6 without the necessity of obtaining the consent of any other party;

(b)	it has not relied upon any statements, representations or promises of any of the Released Parties in executing this Amendment containing this Section 6, or in granting the release provided herein; and

(c)	this Section 6 has been carefully read by, the contents of this Section 6 are known and understood by, and this Amendment is signed freely by, the Releasor.

The Releasor covenants and agrees not to bring any claim, action, suit or proceeding regarding or related in any manner to the matters released hereby, and further covenants and agrees that this Section 6 is a bar to any such claim, action, suit or proceeding.

All prior discussions and negotiations regarding the Claims have been and are merged and integrated into, and are superseded by, this Section 6. The Releasor acknowledges that no representation or warranty of any kind or character has been made to the Releasor by any one or more of the Released Parties or any agent, representative or attorney of the Released Parties to induce the execution of this Amendment containing this Section 6. The Releasor understands, agrees and expressly assumes the risk of any fact not recited, contained or embodied in this Section 6 which may hereafter turn out to be other than, different from, or contrary to, the facts now known to the Releasor or believed by the Releasor to be true, and further agrees that this Section 6 shall not be subject to termination, modification, or rescission, by reason of any such difference in facts.

Section 8. Fees, Costs and Expenses. Within [***] after receipt of one or more invoices and as a condition to the ongoing effectiveness of this Amendment, OpCo and Parent shall pay the aggregate amount of any and all out-of-pocket fees, costs and expenses (including legal fees) incurred by or on behalf of, or paid directly by, each of the Principal Purchaser, the RIFA Agent, the Investor, the Purchasers and the NPA Agent [***].

Section 9. Third-Party Beneficiaries. No Person other than the Parties, the RIFA Agent and the NPA Agent, the permitted successors and assigns of any of the Parties, the RIFA Agent and/or the NPA Agent, and the Released Parties shall have any rights hereunder or be entitled to rely on this Amendment and all other third-party beneficiary rights are hereby expressly disclaimed. For the avoidance of doubt, all Released Parties, to the extent not parties hereto, are express third-party beneficiaries of the releases provided in this Amendment.

Section 10. Integration. This Amendment and any agreements referred to herein constitute the entire contract among the Parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

Section 11. Conflict With Other Documents. In the event of a conflict between the provisions of this Amendment and the provisions of any other Transaction Document or Note Document, the provisions of this Amendment shall govern and control to the extent of such conflict.

Section 12. Governing Law; Waiver of Jury Trial. Sections 12.9 (Governing Law) and 12.10 (Waiver of Jury Trial) of the RIFA 1 are hereby incorporated by reference into this Amendment mutatis mutandis and shall apply hereto.

Section 13. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any counterpart may be executed by facsimile, DocuSign or other electronic transmission, and such facsimile, DocuSign or other electronic transmission shall be deemed an original.

Section 14. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

Section 15. No Modification. This Amendment may not be amended, modified or otherwise changed without the mutual agreement in writing of the Parties.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first written above.

ALLURION TECHNOLOGIES, LLC

By:	/s/ Shantanu Gaur
Name: Shantanu Gaur
Title: Chief Executive Officer

ALLURION TECHNOLOGIES, INC.

By:	/s/ Shantanu Gaur
Name: Shantanu Gaur
Title: Chief Executive Officer

ALLURION FRANCE

By:	/s/ Shantanu Gaur
Name: Shantanu Gaur
Title: President

EXECUTED by ALLURION	)
AUSTRALIA PTY LTD CAN	)
658 546 117 in accordance with	)
section 127(1) of the Corporations	)
Act 2001 (Cth) by authority of its	)
directors:	)
)
)
/s/ Shantanu Gaur	)
Signature of director	)
)
)
SHANTANU GAUR	)
Name of director (block letters))

[Signature Page to Omnibus Amendment]

RTW INVESTMENTS, LP,
as the Principal Purchaser

By:	/s/ Roderick Wong, M.D.
Name: Roderick Wong, M.D.
Title: Managing Partner

RTW MASTER FUND, LTD, as a Purchaser and an Investor

By:	/s/ Darshan Patel
Name: Darshan Patel
Title: Director

RTW INNOVATION MASTER FUND, LTD, as a Purchaser and an Investor

By:	/s/ Darshan Patel
Name: Darshan Patel
Title: Director

RTW BIOTECH OPPORTUNITIES OPERATING, LTD,as a Purchaser and an Investor

By: RTW Investments, LP, its Investment Manager

By:	/s/ Roderick Wong, M.D.
Name: Roderick Wong, M.D.
Title: Managing Partner

[Signature Page to Omnibus Amendment]

Exhibit A

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[***]	[***]

Exhibit A to Omnibus Amendment

	Q1’24	Q2’24	Q3’24	Q4’24	Q1’25	Q2’25	Q3’25	Q4’25	2024	2025
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit A to Omnibus Amendment